May 20, 2024

Star Equity Holdings Announces Acquisition of Timber Technologies

Enters Engineered Wood Products Market

Substantially Improves Cash Flow

Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star” or the “Company”), a diversified holding company, announced today it has completed the acquisition of Timber Technologies, LLC (“Timber Tech”), a Wisconsin-based engineered wood products manufacturer, effective May 17, 2024.

Transaction Highlights
•$23 million cash-free, debt-free purchase price.
•$23 million includes: $16 million in upfront cash; $4 million in deferred cash; and a $3 million, 2-year earn-out payable 50% in cash and 50% in shares of STRRP preferred stock.
•Earn-out Adj. EBITDA targets are $5.4 million and $6.0 million for years 1 and 2, respectively.
•Associated real estate will be acquired in June 2024 for $3 million in a separate transaction.
•Closed $7 million term loan from Bridgewater Bank to partially finance the acquisition.
•Co-Owners/Operators, Tom Niska and Dale Schiferl, will stay with the business in their current roles.

Founded in 2003, Timber Tech manufactures glue-laminated timber products (“glulam”) for various end markets and applications, including agriculture, industrial, infrastructure, and building construction (commercial and residential). Its glulam products have superior strength, durability, and environmental sustainability compared to solid timber and other building materials. Operating in a niche industry and benefiting from secular tailwinds, Timber Tech’s glulam products have been taking market share from less sustainable building materials such as steel, concrete, and aluminum.

Rick Coleman, CEO of Star, commented, “The acquisition of Timber Tech marks a significant step forward in Star’s expansion strategy – it diversifies Star’s Building Solutions division end markets beyond multi-family and residential construction, and its strategic location allows for collaboration with Star’s existing Minneapolis metro area businesses, EdgeBuilder and Glenbrook. Financially, Timber Tech brings a 20-year history of consistent profitability and strong cash generation, which we anticipate will greatly improve Star’s overall profitability. Of note, for full year 2023, Timber Tech had revenue of $18.8 million1 and Adjusted EBITDA of $5.5 million.”

“Timber Tech’s strong market footprint in the Midwest and Northwest, the high demand for its superior product in a niche market, and the wide range of end markets served provide an excellent addition to Star’s Building Solutions division. We are excited about the growth opportunities of this business inside our holding company structure and the value we can create for our shareholders going forward,” added Mr. Coleman.

Tom Niska & Dale Schiferl, Co-Owners of Timber Tech, commented, “We are thrilled to partner with Star to lead Timber Tech into its next phase of growth. The Star team’s extensive experience in overseeing businesses in the construction space makes them a great fit for our business, and we’re excited to see what we can do together. Timber Tech has taken great strides to expand our business over the years with increased manufacturing capacity, personnel, and equipment to best position ourselves for continued success.”

1 Note: financials are unaudited.

Jeff Eberwein, Executive Chairman of Star, concluded, “One year ago we completed the sale of Digirad Health for $40 million, and, with this $23 million acquisition, we have effectively replaced Digirad with a more complementary business of similar EBITDA but with stronger growth, margins, and free cash flow.”

Timber Tech will continue its operations as part of Star’s Building Solutions division, which operates alongside Star’s Investments division. As a diversified holding company, both of Star’s divisions will continue to pursue growth opportunities through both organic growth and acquisitions.

Additional Transaction Details
•Timber Tech operates a 69,000 square foot facility in Colfax, WI. Star will also acquire this associated real estate in a separate transaction expected to close in June 2024. Star expects to issue a $3 million seller note to finance the purchase of the real estate. The seller note will bear a fixed interest rate of 7.5% and amortize over ten years.

•Simultaneous with the closing of the Timber Tech acquisition, Star also closed a $7 million term loan with Bridgewater Bank to partially finance the acquisition. This acquisition term loan bears a fixed interest rate of 7.85% and amortizes over five years.

•Star issued a total of 90,000 RSUs from its 2022 Inducement Stock Incentive Plan to three Timber Tech employees at the closing of the acquisition.

•The Peakstone Group served as exclusive M&A advisor to Timber Technologies in connection with the transaction.

About Timber Technologies

Located in Colfax, Wisconsin, Timber Technologies LLC started operations in 2003 and has been manufacturing glue-laminated (glulam) wood columns and beams for post frame builders since that time. Timber Technologies products include treated and untreated columns for sidewalls and end walls in post frame buildings, glue-laminated headers and beams, and architectural grade beams for high-end commercial structures.

For more information, visit www.timber-technologies.com.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company currently composed of two divisions: Building Solutions and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Rick Coleman	Lena Cati

CEO	Senior Vice President
203-489-9508	212-836-9611
admin@starequity.com	lcati@equityny.com